Exhibit  99

                          AMANASU  ENVIRONMENT  CORPORATION

Pursuant to the provisions of the articles and By-Laws of the company, the following resolutions are passed as resolutions of the director, duly consented to in writing.

BE  IT  RESOLVED  THAT:

1.     Mr.  Etsuro  Sakagami  tended his resignation as Director of the Company.
2. The Company accepts the resignation of Etsuro Sakagami as a Director of the Company.




Dated  :  this  29th  day  of  September,  2003.



/s/Atsushi  Maki
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Atsushi  Maki  Director


/s/Takashi  Yamaguchi
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Takashi  Yamaguchi
Director